UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TRUMP ENTERTAINMENT RESORTS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TRUMP

ENTERTAINMENT RESORTS

TRUMP ENTERTAINMENT RESORTS, INC.
15 SOUTH PENNSYLVANIA AVENUE
ATLANTIC CITY, NJ 08401

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

2 OF
51
68
2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by TRUMP ENTERTAINMENT RESORTS, INC. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to TRUMP ENTERTAINMENT RESORTS, INC., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

123,456,789,012.00000
→ 0000 0000 0000

PAGE 2 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

TRUMP1

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TRUMP ENTERTAINMENT RESORTS, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE <u>FOR</u> EACH OF THE FOLLOWING PROPOSALS.

PROPOSAL 1. ELECTION OF CLASS I DIRECTORS.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:
01) Edward H. D'Alelio
02) James J. Florio
03) Ivanka M. Trump

00000000000 06

PROPOSAL 2. RATIFICATION OF AUDITORS.

	For	Against	Abstain
To ratify the Board's appointment of Ernst & Young LLP as our independent registered public accounting firm (independent auditors) for the year ending December 31, 2008.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

(Joint tenants should EACH sign. Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, partner or corporate officer, please give FULL title as such.)

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

Signature [PLEASE SIGN WITHIN BOX] Date

P59327

Signature (Joint Owners) Date

123,456,789,012
89816T103
68

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

TRUMP

TRUMP ENTERTAINMENT RESORTS, INC.

15 South Pennsylvania Avenue

Atlantic City, New Jersey 08401

ENTERTAINMENT RESORTS

PROXY FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 9;00 a.m., local time, on Wednesday, May 7, 2008 at the law offices of Weil, Gotshal & Manges, LLP located at 767 F th Avenue, New York, New York 10153.

The undersigned hereby appoints Robert M. Pickus and John P. Burke, and eoch of them (the “ Proxies”), with full power of substitution, as proxies of the undersigned to vote all shares of Common Stock, par value $10,001 per share, and all shares of Class B Common Stock, par value 10.001 per share, of TRUMP ENTERTAINMENT RESORTS, INC., which the undersigned is entitled in any capacity to vote at the above-stated annual meeting, and at any and all adjournments or postpone ments thereof, on the matters set forth on this proxy card, and, in their discretion, upon all matters incident to the conduct of the annual meeting and upon such other matters as may properly be brought before the annual meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed, If no instructions are indicated on a properly executed proxy, such proxy will be voted FOR the election of each director-nominee listed on the reverse side. All ABSTAIN votes will be counted in determining the existence of a quorum at the Annual Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF TRUMP ENTERTAINMENT RESORTS, INC. Receipt of the Notice of Meeting and the Proxy Statement, dated March 21,2008, is hereby acknowledged.

PLEASE SIGN AND DATE WHERE INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD AND PROMPTLY MAIL THE PROXY CARD USING THE ENCLOSED ENVELOPE.

NO POSTAGE IS NECESSARY IF MAILED IN THE UNfTED STATES.

Address Changes/Comments:

{If you noted any Address Changes/Com ments above, please mark corresponding box on the reverse side.)

-Continued on the Reverse Side-

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 7, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement / Annual Report

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below on or before April 23, 2008.

To request material: **Internet**: www.proxyvote.com **Telephone**: 1-800-579-1639 ****Email**: sendmaterial@proxyvote.com

If requesting material by e-mail please send a blank e-mail with the **12-digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

TRUMP
ENTERTAINMENT RESORTS

TRUMP ENTERTAINMENT RESORTS, INC.
15 SOUTH PENNSYLVANIA AVENUE
ATLANTIC CITY, NJ 08401

1 OF
9
4
5

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

R1TMP1

TRUMP ENTERTAINMENT RESORTS, INC.

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an entrance pass issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

This notice serves as your entrance pass.

Vote By Internet

To vote ***now*** by Internet, go to **WWW.PROXYVOTE.COM.**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

P59327-01S
5
9
1 OF 4

Meeting Location

The Annual Meeting for holders as of March 17, 2008 is to be held on May 7, 2008 at 9:00 a.m., local time at: Weil Gotshal & Manges
GM Building
767 Fifth Avenue
New York, New York 10153

Meeting Directions

From New Jersey and Points South

Take Interstate 95 (New Jersey Turnpike) Northbound. Follow signs to the Lincoln Tunnel and go through toll. Exit the Lincoln Tunnel and follow signs for uptown (to the left). You will be on Dyer Avenue. Turn right (east) onto 40th Street, proceed east to Madison Avenue. Turn left (north) onto Madison Avenue and proceed north to 60th street. Turn left (west) onto 60th street and proceed west to Fifth Avenue. Turn left (south) onto Fifth Avenue and proceed south. The GM Building is on Fifth Avenue between 58th and 59th Streets, on the left (east) side.

From New England

From Interstate 95 Southbound, follow the Bruckner Expressway (Interstate 278) to the Triborough Bridge and go through toll. From the Triborough Bridge, follow signs for Manhattan and FDR Drive. Proceed south on FDR Drive and exit at 63rd Street. Proceed west on 63rd Street to Fifth Avenue. Turn left (south) onto Fifth Avenue and proceed south. The GM Building is on Fifth Avenue between 58th and 59th Streets, on the left (east) side.

From West

From Interstate 80 Eastbound, take the George Washington Bridge and go through toll into Manhattan. Stay in the right hand lane and look for signs for the Henry Hudson Parkway. Proceed south on the Henry Hudson Parkway and exit at 57th Street. Proceed east on 57th Street to Madison Avenue. Turn left (north) onto Madison Avenue and proceed north to 60th street. Turn left (west) onto 60th street and proceed west to Fifth Avenue. Turn left (south) onto Fifth Avenue and proceed south. The GM Building is on Fifth Avenue between 58th and 59th Streets, on the left (east) side.

From Long Island

Take the Long Island Expressway (Interstate 495) to the Queens Midtown Tunnel and go through toll. Exit the Queens Midtown Tunnel onto 35th Street. Proceed west on 35th Street to Madison Avenue. Turn right (north) onto Madison Avenue and proceed north to 60th Street. Turn left (west) onto 60th street and proceed west to Fifth Avenue. Turn left (south) onto Fifth Avenue and proceed south. The GM Building is on Fifth Avenue between 58th and 59th Streets, on the left (east) side.

R1TMP2

P59327-01S
5
9
2 OF 4

Voting items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS.

PROPOSAL 1. ELECTION OF CLASS I DIRECTORS.

Nominees:

01) Edward H. D'Alelio
02) James J. Florio
03) Ivanka M. Trump

PROPOSAL 2. RATIFICATION OF AUDITORS.

To ratify the Board's appointment of Ernst & Young, LLP as our independent registered public accounting firm (independent auditors) for the year ending December 31, 2008.

R1TMP3

0000 0000 0110

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

23,456,789,012.00000
89816TE99
P59327-01S
5
10
3 OF 4

20 000000000110

P59327-01S

5

10

4 OF 4

R1TMP4